UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2008

WESTWOOD ONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2008, Westwood One, Inc. (the “Company”) closed on the arrangements contemplated by the Master Agreement (the “Master Agreement”), dated as of October 2, 2007 between the Company and CBS Radio Inc. (“CBS Radio”). As part of the Closing, the Company entered into the following agreements in substantially the form set forth as exhibits to the Master Agreement: (1) Amended and Restated News Programming Agreement, (2) Amended and Restated Trademark License Agreement, (3) Amended and Restated Technical Services Agreement, (4) Mutual General Release and Covenant Not to Sue, (5) Registration Rights Agreement, (6) Lease for 524 W. 57th Street, (7) Lease for 2020 M Street, (8) Sublease for 2000 M Street, (9) Westwood One Affiliation Agreements for certain CBS Radio owned and operated stations (“CBS Stations”) and (10) Metro Networks Affiliation Agreements for CBS Stations (documents 1-10, the “New Transaction Documents”). The Metro Networks Affiliation Agreements include the following forms as exhibits: (x) the News Network Affiliate Agreements for certain CBS Stations; (y) the Metro Source Network Radio Affiliate Agreements for certain CBS Stations; and (z) the Traffic Network Affiliate Agreements for certain CBS Stations. All of such agreements are effective as of the Closing with the exception of the Westwood One and Metro Networks Affiliation Agreements which are effective March 1, 2008 pursuant to the terms of the Master Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Master Agreement. The foregoing description of the New Transaction Documents does not purport to be complete and is qualified in its entirety by reference to such agreements, copies of which are furnished herewith as exhibits, and incorporated herein by reference. A description of the New Transaction Documents was previously provided by the Company in its definitive proxy statement filed with the SEC on December 21, 2007.

Also on March 3, 2008, the Company closed on the issuance and sale of 7,142,857 shares of Company common stock to Gores Radio Holdings, LLC (together with certain related entities, “Gores”), an entity managed by The Gores Group, LLC, at a price of $1.75 per share. The issuance and sale is the first step of an equity investment by Gores pursuant to a Purchase Agreement entered into between the Company and Gores on February 25, 2008, as more fully described in the Company’s Current Report on Form 8-K dated February 27, 2008. After giving effect to this issuance and sale, at March 3, 2008, 93,286,451 shares of Company common stock are issued and outstanding. As a condition to closing this transaction with Gores, the parties entered into a Registration Rights Agreement dated as of March 3, 2008. Under such agreement, the Company will file upon Gores’ request a resale shelf registration statement covering the shares of Company common stock issued or issuable to Gores under the Purchase Agreement (and related documents), and will also provide Gores up to four (4) demand registrations. The Company is obligated to keep the shelf registration continuously effective until the earliest of: (i) the fifth (5th) anniversary of the effectiveness of the registration statement, (ii) when all securities covered by the registration statement have been sold and (iii) the date that all holders of securities covered by the registration statement are permitted to sell their securities pursuant to Rule 144 without volume limitations or any other restrictions. The Company has agreed to bear the expenses related to these registrations. The foregoing description of the Registration Rights Agreement is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the Registration Rights Agreement attached as Exhibit 10.7 hereto and which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As part of the Master Agreement as described in Item 1.01 above, the majority of the existing agreements between the Company and CBS Radio have terminated or been amended and restated, effective as of the Closing. Such agreements include the Management Agreement, Representation Agreement, News Programming Agreement, Trademark License Agreement, Technical Services Agreement, Registration Rights Agreement, Westwood One Affiliation Agreements for CBS Stations and Metro Networks Affiliation Agreements for CBS Stations. Additionally, in connection with the Master Agreement, CBS Radio has assigned to the Company all of its right, title and interest in the warrants to acquire shares of Company common stock held by CBS Radio. Effective as of the Closing, CBS Radio ceased to manage the Company and the Company will manage its business directly and separately from CBS Radio, and employ all of its own officers. With the exception of the Management Agreement and Representation Agreement, the other agreements noted above have been replaced with modified versions thereof.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) As part of the Master Agreement as described in Item 1.01 above, on March 3, 2008, Walter Berger, a CBS Radio employee, resigned as a director of the Company, effective immediately.

Section 8 Other Events

Item 8.01 Other Events.

On March 3, 2008, the Company issued a press release regarding the matters described above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit No.	Description
10.1	Mutual General Release and Covenant Not to Sue, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.2	Amended and Restated News Programming Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.3	Amended and Restated Technical Services Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.4	Amended and Restated Trademark License Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.5	Registration Rights Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.6	Lease for 524 W. 57th Street, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Broadcasting Inc.
10.7	Registration Rights Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and Gores Radio Holdings, LLC.
10.8
Form Westwood One Affiliation Agreement, dated February 29, 2008, between Westwood One, Inc. on its behalf and on behalf of its affiliate, Westwood One Radio Networks, Inc. and CBS Radio Inc., on its behalf and on behalf of certain CBS Radio Stations
10.9
Form Metro Affiliation Agreement, dated as of February 29, 2008, by and between Metro Networks Communications, Limited Partnership, and CBS Radio Inc., on its behalf and on behalf of certain CBS Radio Stations
99.1	Press Release dated March 3, 2008 announcing closing of the Master Agreement and other matters described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: March 6, 2008

By: /s/ David Hillman
Name: David Hillman
Title: Chief Administrative Officer, EVP, Business Affairs,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Mutual General Release and Covenant Not to Sue, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.2	Amended and Restated News Programming Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.3	Amended and Restated Technical Services Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.4	Amended and Restated Trademark License Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.5	Registration Rights Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Radio Inc.
10.6	Lease for 524 W. 57th Street, dated as of March 3, 2008, by and between Westwood One, Inc. and CBS Broadcasting Inc.
10.7	Registration Rights Agreement, dated as of March 3, 2008, by and between Westwood One, Inc. and Gores Radio Holdings, LLC.
10.8
Form Westwood One Affiliation Agreement, dated February 29, 2008, between Westwood One, Inc. on its behalf and on behalf of its affiliate, Westwood One Radio Networks, Inc. and CBS Radio Inc., on its behalf and on behalf of certain CBS Radio Stations
10.9
Form Metro Affiliation Agreement, dated as of February 29, 2008, by and between Metro Networks Communications, Limited Partnership, and CBS Radio Inc., on its behalf and on behalf of certain CBS Radio Stations
99.1	Press Release dated March 3, 2008 announcing closing of the Master Agreement and other matters described herein.